Exhibit 99.1

Wednesday, August 9, 2017 A Blueprint for a Healthier Tomorrow

Forward-looking statements 2 This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. In this presentation, forward-looking statements include, without limitation, statements about plans and timelines for the clinical development of BLU-285, BLU-554 and BLU-667 and the ability of Blueprint Medicines Corporation (the “Company”) to implement those clinical development plans; the potential benefits of the Company’s current and future drug candidates in treating patients; plans and timelines for regulatory submissions, filings or discussions; plans and timelines for the development and commercialization of companion diagnostics for the Company’s current or future drug candidates; plans and timelines for current or future discovery programs; plans and timelines for any current or future collaborations with strategic partners; expectations regarding the Company’s existing cash, cash equivalents and investments or the future financial performance of the Company; expectations regarding potential milestones; and the Company’s strategy, business plans and focus. The Company has based these forward-looking statements on management’s current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and may cause actual results, performance or achievements to differ materially from those expressed or implied by any forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the delay of any current or future clinical trials or the development of the Company’s drug candidates, including BLU-285, BLU-554 and BLU-667; the Company's advancement of multiple early-stage efforts; the Company’s ability to successfully demonstrate the efficacy and safety of its drug candidates; the preclinical and clinical results for the Company’s drug candidates, which may not support further development of such drug candidates; actions or decisions of regulatory agencies or authorities, which may affect the initiation, timing and progress of current or future clinical trials; the Company’s ability to obtain, maintain and enforce patent and other intellectual property protection for any drug candidates it is developing; the Company’s ability to develop and commercialize companion diagnostics for its current and future drug candidates, including a companion diagnostic for BLU-554 with Ventana Medical Systems, Inc. and a companion diagnostic for BLU-285 with QIAGEN Manchester Limited; and the success of the Company’s cancer immunotherapy collaboration with F. Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc. These and other risks and uncertainties are described in greater detail under “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, as filed with the Securities and Exchange Commission (“SEC”) on August 2, 2017, and any other filings the Company may make with the SEC in the future. The Company cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that the Company’s expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. The forward-looking statements in this presentation are made only as of the date hereof, and except as required by law, the Company undertakes no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk.

A new way of looking at kinase medicines Kinome illustration reproduced courtesy of CSTI (cellsignal.com). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content. 3 BLU-554 Nexavar Sutent BLU-285 We design and develop highly targeted kinase medicines with the goal of improving potency, limiting off-target activity, and increasing probability of clinical success

A blueprint for a healthier tomorrow 4 Genomically defined cancers Rare diseases Cancer immunotherapy Oncogenic kinases resulting from tumor genetic alterations Gastrointestinal stromal tumors Hepatocellular carcinoma RET-altered cancers, including non-small cell lung cancer and medullary thyroid cancer Fibrolamellar carcinoma Abnormally activated kinases due to rare genetic alterations Systemic mastocytosis Fibrodysplasia ossificans progressiva* Intracellular immunokinases involved in tumor immunity Roche collaboration (up to 5 undisclosed targets) *Blueprint Medicines plans to evaluate opportunities to advance this discovery program.

Robust pipeline of diverse clinical and preclinical stage assets

DRUG CANDIDATE	DISCOVERY	PRECLINICAL	CLINICAL	COMMERCIAL RIGHTS
BLU-285 Inhibitor of KIT, including exon 17 mutations, and PDGFRα, including the D842V mutation	REGISTRATION TRIAL – PDGFRα-DRIVEN GIST			
	PHASE 1 – KIT-DRIVEN GIST			
	PHASE 1 – SYSTEMIC MASTOCYTOSIS			
BLU-554 Inhibitor of FGFR4	PHASE 1 – HEPATOCELLULAR CARCINOMA			
BLU-667 Inhibitor of RET fusions, mutations and resistant mutants	PHASE 1 – NSCLC, THYROID & OTHER CANCERS*			
PRKACA Fusions	FLC			
ALK2 Mutations	FOP**			
Cancer immunotherapy Immunokinases	UP TO 5 PROGRAMS, TARGET AND DEVELOPMENT STAGE UNDISCLOSED***			Blueprint Medicines / Roche

FLC, fibrolamellar carcinoma; FOP, fibrodysplasia ossificans progressiva. All Phase 1 clinical trials are in advanced disease. * Phase 1 trial includes a basket cohort that consists of other advanced solid tumors with RET alterations. ** On July 26, 2017, Blueprint Medicines received written notice from Alexion of its election to terminate the FOP collaboration for convenience. The termination will become effective on October 24, 2017, and Blueprint Medicines plans to evaluate opportunities to advance this discovery program. *** Blueprint Medicines has U.S. commercial rights for up to two programs. Roche has worldwide commercialization rights for up to three programs and ex-U.S. commercialization rights for up to two programs.

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Key progress achieved year to date Initiated Phase 1 trial of BLU-667 in RET-driven cancers 6 Completed an April 2017 offering and received ~$215M in net proceeds Received Breakthrough Therapy Designation for BLU-285 for the treatment of unresectable or metastatic PDGFRα D842V-driven GIST Established plan to pursue expedited path for approval in PDGFRα-driven GIST based on additional data from ongoing Phase 1 trial Initiated the expansion portion of Phase 1 trial for BLU-285 in advanced SM Presented updated Phase 1 data for BLU-285 in advanced GIST at ASCO

BLU-285 Advanced Gastrointestinal Stromal Tumors (GIST) Advanced Systemic Mastocytosis (SM)

Mutant receptor tyrosine kinases are key drivers of disease in GIST


KIT
PDGFRα
Exons
9
11
13
17/18
Domains
Extracellular
Transmembrane
Juxtamembrane
12
Kinase-1
18
Kinase-2
(activation loop)
Mutational hotspots
Primary
Resistance

	Frequency[1,2]	
Mutation	Primary	Acquired Resistance
PDGFRα D842V	~5–6%	Rare
KIT exon 9 or 11	~75-80%	N/A
KIT exon 17/18	~1%	2L ~23% ≥3L ~90%
KIT exon 13	N/A	2L ~40%

BLU-285 has demonstrated biochemical activity across a broad KIT and PDGFRα mutational spectrum[3]

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[1] Corless et al. J Clin Oncol. 2005;23:5357
[2] Barnett and Heinrich. Am Soc Clin Onc Ed Book. 2012;663
[3]Data previously presented in April 2017 at the AACR Annual Meeting.

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Beyond imatinib, there are no highly effective treatments

ALL GIST

Line	Treatment	Patients	Outcome
1L	imatinib	~8.7k patients*	ORR ~60%, PFS ~19 months
2L	sunitinib	~7.7k patients*	ORR ~7%, PFS ~6 months
3L	regorafenib	~5.0k patients*	ORR ~5%, PFS ~4.8 months

PDGFRα D842V GIST

Line	Treatment	Patients	Outcome
1L	imatinib	~500 patients**	ORR ~0%, PFS ~3 months

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*Represents estimated incidence for GIST patients in major markets (US, EU5 and Japan).
**Represents estimated incidence for all GIST patients with PDGFRα D842V mutation in major markets (US, EU5 and Japan).

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Tumor regression across all dose levels in PDGFR D842-mutant GIST (central radiographic review) Data previously presented in June 2017 at the ASCO Annual Meeting. Data cutoff: April 28, 2017. *Per archival tumor and ctDNA. 10

High response rate and prolonged PFS in PDGFR D842-mutant GIST DCR, disease control rate; mPFS, median progression free survival; ORR, objective response rate; PD, progressive disease; PFS, progression free survival; SD, stable disease. Data previously presented in June 2017 at the ASCO Annual Meeting. Data cutoff: April 28, 2017. **Cassier CCR (2012); Yoo Can Res Treat (2015). 11 Best response (n=25) Choi criteria n (%) RECIST 1.1 n (%) PR 25 (100) 15* (60) SD 0 10 (40) DCR (PR + SD) 25 (100) 25 (100) PD 0 0 Central radiographic review Approved agents are ineffective** ORR ~ 0% *12 confirmed, 3 pending confirmation 9-month PFS is estimated at 87% Approved agents are ineffective** mPFS ~3 months

Dose-dependent tumor reduction across multiple KIT genotypes (central radiographic review) 12 *ctDNA results pending. **Per archival tumor and ctDNA. Mutational status by exon**

Important clinical activity in heavily pre-treated KIT-mutant GIST Data previously presented in June 2017 at the ASCO Annual Meeting. Data cutoff: April 28, 2017. **Kang et al. Lancet Oncol. 2013; 14(12): 1175-82 13 Central radiographic review *1 confirmed, 1 pending confirmation ↑ PFS with BLU-285 ≥300 mg Best response (n=25) Choi criteria n (%) RECIST 1.1 n (%) PR 8 (32) 2* (8) SD 6 (24) 12 (48) DCR (PR + SD) 14 (56) 14 (56) PD 11 (44) 11 (44) Beyond third-line regorafenib, there are no approved therapies 0% ORR for imatinib re-treatment in ≥ third-line GIST** *

Safety results showed BLU-285 was well tolerated Most adverse events were Grade 1 or 2 Across all grades, the most common adverse events included nausea (60%), fatigue (53%), vomiting (42%), periorbital edema (36%), diarrhea (33%), and peripheral edema (31%) Investigators reported treatment-related Grade ≥3 adverse events in 18 patients (25%) Two patients experienced dose-limiting toxicities at 600 mg QD, leading to the determination of 400 mg QD as the maximum tolerated dose Only one patient discontinued treatment with BLU-285 due to a drug-related toxicity (Grade 3 hyperbilirubinemia) QD, once daily. Data previously presented in June 2017 at the ASCO Annual Meeting. Data cutoff: April 28, 2017. 14

BLU-285 proposed registration paths in GIST PDGFRα D842V-driven GIST Breakthrough Therapy Designation granted in June 2017 FDA open to considering additional Phase 1 data as basis for a New Drug Application Estimate expansion cohort enrollment complete by mid-year 2018 KIT-driven GIST Plan to initiate randomized Phase 3 trial versus regorafenib in 3L GIST in 1H 2018 15

BLU-285 in advanced systemic mastocytosis



Skin
urticaria pigmentosa

1. Advanced SM is a severe, rare disease and published natural history data show only ~3-5 years overall survival
2. KIT D816V mutation is a key driver in ~90-95% of patients[1]
3. BLU-285 is a highly selective inhibitor of KIT D816V
4. Proof-of-concept data for BLU-285 showed decreased bone marrow mast cell burden and decreased serum tryptase
5. Advanced SM (including smoldering) = ~4,400 patients[2]
   Indolent SM = ~16,100 patients[2]

Image from: Hartmann K et al, 2015.
[1]Garcia-Montero AC et al, 2006. [2]Represents estimated prevalence of advanced SM or indolent SM patients in major markets (US, EU5 and Japan).

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Encouraging early clinical activity with objective decreases in mast cell burden The values above/below the bars denote the dose level (mg) QD received by each patient. Data previously presented in December 2016 at the American Society of Hematology Annual Meeting. Data cutoff: November 11, 2016. 17 Decreased bone marrow mast cells in 6 of 8 patients Decreased serum tryptase in 10 of 12 patients SAFETY: Most adverse events were Grade 1 or 2 No Grade 4 or 5 treatment-related events and no dose reductions required for toxicity 1 DLT: Grade 3 alkaline phosphatase elevation NEXT STEPS: Enrolling dose expansion portion at the recommended dose of 300 mg once daily Plan to provide updated data from this clinical trial by the end of 2017

BLU-554 for Advanced Hepatocellular Carcinoma (HCC)

BLU-554 in advanced HCC



1. Sorafenib used first line with ~2% response rate; median time to progression 3-6 months
2. Abnormally activated FGFR4 pathway in ~30% of patients enables biomarker-driven patient selection
3. BLU-554 is a selective inhibitor of FGFR4 with encouraging early single agent activity in heavily pre-treated patients in ongoing P1 trial
4. Proof-of-concept data for BLU-554 showed radiographic tumor shrinkage in FGF19 IHC+ patients
5. 1L with FGFR4 activation = ~18,900 patients*
   2L with FGFR4 activation = ~8,000 patients*

Kinome illustration reproduced courtesy of CSTI (cellsignal.com). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content.
*Represents estimated incidence of HCC patients with aberrantly activated FGFR4 signaling in major markets (US, EU5 and Japan).

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Proof-of-concept established for BLU-554 in advanced HCC Phase 1 dose escalation summary: Achieved proof-of-concept in dose escalation portion of trial BLU-554 is preferentially active in biomarker positive patients MTD determined to be 600 mg QD 2 (8%) patients discontinued BLU-554 due to treatment-related toxicity IHC, immunohistochemistry. Data previously presented in November 2016 at the EORTC-NCI-AACR Molecular Targets and Cancer Therapeutics Symposium. Data cutoff: November 7, 2016. 20

Opportunities for BLU-554 in the evolving HCC landscape Unselected Diagnostic for identifying patients with activated FGFR4 pathway ~30% of patients with HCC 21 Regulatory path for approved therapies Overall survival in randomized Phase 3 trial Potential opportunities for BLU-554 Phase 3 head-to-head versus sorafenib Phase 2-3 combination with nivolumab Single arm study Optimized patient selection Next steps Interim Phase 1 data to be presented at ESMO on September 10, 2017 and ILCA on September 17, 2017 DoR, duration of response; ESMO, European Society for Medical Oncology; ILCA, International Liver Cancer Association; TTP, time to progression. 1 Data previously presented in November 2016 at the EORTC-NCI-AACR Molecular Targets and Cancer Therapeutics Symposium. Data cutoff: November 7, 2016. 2 Sorafenib prescribing information. 3 Regorafenib prescribing information. 4 Crocenzi, et al. J Clin Oncol 2017:35 (suppl; abstract 4013); data from sorafenib experienced expansion cohort, n=145. 5 Cheng A-L et al. J Clin Oncol 2017:35 (suppl; abstract 4001). Sorafenib ORR 2%, TTP 5.5 mo2 Regorafenib ORR 7%, PFS 3.4 mo3 Nivolumab ORR 14%, DoR 16.6 mo4 Lenvatinib ORR 24%, PFS 7.4 mo5 Approved therapies Emerging therapies BLU-554 1 PR in 10 IHC+ patients1 FGFR4 selected

BLU-667 RET Inhibitor

BLU-667 is designed as a targeted inhibitor to achieve better RET inhibition

1

ACTIVATING RET KINASE FUSIONS AND MUTATIONS ARE IMPORTANT DISEASE DRIVERS IN A VARIETY OF CANCERS

- Estimate ~10,000 patients with RET-driven NSCLC and ~600 patients with RET-driven medullary thyroid cancer in major markets*

2

BLU-667: DIFFERENTIATED PRODUCT PROFILE WITH ROBUST PRECLINICAL ACTIVITY

- Potently inhibits RET wild-type fusions in *in vivo* models of NSCLC & other cancers
- Potently inhibits oncogenic RET mutants in *in vivo* models of thyroid cancer
- Inhibits primary resistance mutations and prevents acquired resistance
- Spares VEGFR-2 in a kinome-selective manner

3

PROGRESSING IN THE CLINIC

- Phase 1 trial in NSCLC, MTC and other advanced RET-driven solid tumors initiated with first patient enrolled in March 2017

*Represents estimated prevalence for MTC patients with RET mutations and estimated incidence for NSCLC patients with RET fusions in major markets (US, EU5 and Japan).

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Cash to fund operating expenses and capital expenditures into 2H 2019* *Cash guidance excludes any potential option fees and milestone payments under the existing collaboration with Roche. 24 SHARES OUTSTANDING as of 6/30/17 39.1 million (basic) 42.5 million (fully diluted) OUTSTANDING DEBT as of 6/30/17 $2.7 million CASH, CASH EQUIVALENTS AND INVESTMENTS as of 6/30/17 $421.0 million

Potential 2H 2017 milestones 25 BLU-285 GIST Expand development plan to include opportunities for earlier lines of therapy or combinations BLU-285 SM Update data from Phase 1 study in advanced SM Expand clinical development plan to include indolent SM BLU-554 HCC Update data from Phase 1 study in advanced HCC at ESMO in September 2017 Enroll expansion stage of Phase 1 study Corporate Explore potential strategic collaborations Evaluate potential opportunities to advance FOP program and determine next steps Advance discovery pipeline with the internal nomination of at least one new program

Thank you